Exhibit 17(g)

SunAmerica Style Select Series, Inc.
c/o SunAmerica Asset Management Corp.
733 Third Avenue
Third Floor
New York, NY 10017


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE [1-800-________]
                         OR LOG ON TO [WWW.PROXYWEB.COM]


                  **** CONTROL NUMBER : 999 999 999 999 99 ****

            Please fold and detach card at perforation before mailing

LARGE-CAP GROWTH PORTFOLIO
OF SUNAMERICA STYLE SELECT SERIES, INC.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      SUNAMERICA STYLE SELECT SERIES, INC.

     The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton, and Robert M. Zakem, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Portfolio (the "Portfolio") of SunAmerica Style Select Series, Inc. held of record by the undersigned on June 17, 2002, at a Special Meeting of Shareholders of the Portfolio to be held at the principal executive offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, Third Floor, New York, New York 10017 on August 15, 2002 at 10 a.m. Eastern time and at any adjournment thereof.

     By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                       Dated:
                                              ----------------------------------

SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE           -----------------------------------------

                                      Signature (or signatures, if held jointly)

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney or as executor,
                                      administrator, trustee or guardian, or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  To approve or disapprove the Agreement and    FOR      AGAINST    ABSTAIN
Plan of Reorganization as described in the
accompanying Proxy Statement and Prospectus.      [  ]       [  ]       [  ]

2. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                  (Continued and to be signed on reverse side)

SunAmerica Style Select Series, Inc.
733 Third Avenue
Third Floor
New York, NY 10017

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE [_____________]
                         OR LOG ON TO [WWW.PROXYWEB.COM]


                  **** CONTROL NUMBER : 999 999 999 999 99 ****

            Please fold and detach card at perforation before mailing

MID-CAP GROWTH PORTFOLIO
OF SUNAMERICA STYLE SELECT SERIES, INC.
PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      SUNAMERICA STYLE SELECT SERIES, INC.

          The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton, and Robert M. Zakem, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Portfolio (the "Portfolio") of SunAmerica Style Select Series, Inc. held of record by the undersigned on June 17, 2002, at a Special Meeting of Shareholders of the Portfolio to be held at the principal executive offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, Third Floor, New York, New York 10017 on August 15, 2002 at 10 a.m. Eastern time and at any adjournment thereof.

          By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                       Dated:
                                             -----------------------------------

SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE
                                      ------------------------------------------
                                      Signature (or signatures, if held jointly)
                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney or as executor,
                                      administrator, trustee or guardian, or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve or disapprove the Agreement and    FOR      AGAINST    ABSTAIN
Plan of Reorganization as described in the
accompanying Proxy Statement and Prospectus.      [  ]       [  ]       [  ]

2. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.


                   (Continue and to be signed on reverse side)